As Filed With
The Securities and Exchange Commission
On 12/17/99

File Nos: 811-08723
333-49109

Securities And Exchange Commission
----------------------------------
Washington, D.C. 20549

Form N-1A

Registration Statement Under The Securities Act Of 1933	[X]
Pre-Effective Amendment No.	[__]
Post-Effective Amendment No.	[1 ]

And

Registration Statement Under
The Investment Company Act Of 1940	[X]
Amendment No.	[5 ]

(Check Appropriate Box Or Boxes.)

Upright Investments Trust
-------------------------------
(Exact Name Of Registrant As Specified In Charter)

615 West Mount Pleasant Ave.
Livingston, NJ 07039
------------------------
(Address Of Principal Executive Office)

Registrant's Telephone Number, Including Area Code:
973-533-1818
------------

David Y.S. Chiueh
615 West Mount Pleasant Ave.
Livingston, NJ 07039
---------------------------------------
(Name and Address of Agent for Service)

Please send copy of communications to:
DAVID D. JONES, ESQUIRE
4747 Research Forest Drive
The Woodlands, Texas 77381
610-718-5381
------------

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):

/ _ / immediately upon filing pursuant to paragraph (b)

/ _ / on (date) pursuant to paragraph (b)

/ _ / 60 days after filing pursuant to paragraph (a)(1)

/ X / on February 1, 2000 pursuant to paragraph (a)(3)

/ _ / 75 days after filing pursuant to paragraph (a)(2)

/ _ / on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ _ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.

A Rule 24f-2 Notice for the year ended September 30, 1999 was filed on November 30, 1999.

TOTAL NUMBER OF PAGES _____

EXHIBIT INDEX BEGINS

ON PAGE _____

PROSPECTUS

UPRIGHT GROWTH FUND
(the "Fund")

A Series of
Upright Investments Trust
(the "Trust")
615 West Mount Pleasant Avenue
Livingston, New Jersey 07039
(973) 533-1818

Dated
February 1, 2000

The Fund seeks long term growth of capital by investing principally in common stocks.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FUND

What is the Fund’s Primary Investment Objective?…………….
What are the Fund’s Primary Investment Strategies?…………..
What are the Principal Risks of Investing in the Fund?………...
Who May Want to Invest in the Fund……………………………….
How Has the Fund Performed in the Past?……………………..
What are the Fund’s Fees And Expenses?……….……………..
Shareholder Fees………………………………………………..
Annual Operating Expenses…………………………………….
An Example of Fund Expenses Over Time………………………
Additional Information On Investment Policies and Risks……….
Financial Highlights…………………………………………….

THE FUND’S INVESTMENT ADVISER

The Fund’s Adviser………………………………………………
The Fund’s Portfolio Managers………………………………….

HOW TO BUY AND SELL SHARES

Determination of Share Price………………………………….
Minimum Investment Amounts…………………………………
Opening and Adding To Your Account…………………………
Purchase By Mail………………………………………………
Wire Transfer Purchases………………………………………
Purchases through Financial Service Organizations………….
Automatic Investment Plan………………………………….
Sales Charges………..………………………………………..
Sales Charge Waiver………………………………………….
Rights of Accumulation……………………………………….
Letter of Intent…………………………………………………
Miscellaneous Purchase Information……………………….
Redeeming Your Shares……………………………………..
By Mail……………………………………………
Signature Guarantees……………………………
By Telephone…………………………………………….…..
By Wire………………………………………………….…...
Redemption At The Option Of The Fund……………………

DIVIDENDS AND DISTRIBUTIONS…………………

TAX CONSIDERATIONS………………………………

GENERAL INFORMATION…………………..……………

FOR MORE INFORMATION………………………….

THE FUND

What is the Fund’s Primary Investment Objective?

The Fund’s investment objective is long-term growth of capital.

What are the Fund’s Primary Investment Strategies?

The Fund’s Adviser seeks to achieve the Fund’s investment goal by:

  investing primarily in the common stock, preferred stock, and securities convertible into common stock, of United States publicly-traded companies;
  investing without regard to market capitalization; and
  investing in companies that the Fund’s investment adviser believes are reasonably priced or undervalued, with the potential for significant long term growth.

When selecting investments for the Fund, the Adviser generally considers the following factors:

  Quality of the company’s management;
  Strength of the company’s balance sheet;
  Projected growth rate of company’s earnings in the future; and
  Relevant market, economic and political environments.

The Adviser will liquidate an investment when the Adviser believes that the security is no longer attractive based on its growth potential, price, or both. The Adviser may also liquidate an investment if the Adviser believes that another investment offers a better opportunity for the Fund to achieve its investment objective.

Temporary Defensive Strategy: Under adverse market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents. These include obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities ("U.S. Government Securities") or high quality money market instruments such as notes, certificates of deposit or bankers acceptances. It is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. During such a period, the Fund will not be investing according to its investment objective and therefore may not achieve its investment objective.

What are the Principal Risks of Investing in the Fund?

The risks associated with investment include:

  Market Risk: The possibility that a downward business cycle can adversely affect a specific investment, as well as changes in the economic conditions and investor confidence. The market value of the Fund’s investments fluctuates, sometimes rapidly and unpredictably.
  Management Risk: The strategy or determinations that the adviser makes will fail to achieve the intended objectives.
  Liquidity Risk: Certain investments may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund’s net asset value could be adversely affected.
  Investment Style Risk: Market performance tends to be cyclical, certain investment styles may fall in and out of favor. If the market is not favoring the Fund’s investment approach, the Fund’s performance may lag other funds using different investment styles.
  Interest Rate Risk: With respect to preferred stock, convertible securities and corporate debt securities, changes in interest rates can result in a decline in the market value of an investment. A rise in interest rates causes a fall in values, while a fall in interest rates will generally cause a rise in values.
  Small Companies Risk: The Fund, from time to time, may invest a substantial portion of its assets in smaller capitalization companies (less than $3 billion in market capitalization). While smaller companies generally have potential for rapid growth, they often involve higher risk because they have narrower markets and more limited managerial and financial resources than larger, more established companies. Therefore, their performance can be more volatile and they face greater risk of business failure that could increase the volatility of the Fund’s portfolio.
  General Risks: The value of the Fund’s shares will fluctuate to a greater degree than the shares of funds utilizing more conservative investment techniques or those having as investment objectives the conservation of capital and/or the realization of current income. When you sell your shares, they may be worth less than what you paid for them. There is no guarantee that the Fund will achieve its objective.

  Who May Want to Invest in the Fund?

  The Fund may suitable for you if:

  Your are long term investor;
  Your investment goal is capital appreciation;
  You have no immediate financial need for the money invested in the Fund;
  You can accept the significant short-term fluctuations in portfolio value;
  You want to allocate some portion of your long-term investments to common stock investing; and
  You have the financial ability to tolerate greater risk in exchange for the possibility to realize potential long-term gains.

  How Has the Fund Performed in the Past?

  The Fund commenced investment operations on January 21, 1999, so it has not yet obtained a full calendar year of investment performance. Accordingly, a bar chart and table illustrating the Fund’s year-by-year performance is not yet available.

  What are the Fund’s Fees and Expenses?

  The following information describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  Shareholder Fees:
  (fees paid directly from your investment)

1.	Maximum Sales Charge (Load)
	Imposed on Purchases	3.00%
2.	Maximum Deferred Sales Charge (Load)	NONE
3.	Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
	And other Distributions	NONE
4.	Redemption Fees	NONE

  Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets)

Management Fees	1.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	2.29%
(before expense reimbursements)	---------
Total Annual Fund Operating Expenses	3.79%

  Example:

  The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 670	$1,423	$2,195	$4,206

  ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

    Restricted and Illiquid Securities: The Fund may invest up to 15% of its assets in securities that are determined by the Adviser, under the supervision of the Board of Trustees, to be illiquid. This means that the securities may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. These securities may present a greater risk of loss than other types of securities and therefore the Fund is limited as to the percentage of illiquid securities that it will hold.
    Foreign Securities: The Fund may invest up to 25% of the Fund’s assets in securities principally traded in foreign markets and may also invest in domestic markets through depository receipts (ADR’s) without regard to this limitation. Since foreign securities are normally denominated and traded in foreign currencies, these securities may involve additional risks not associated with securities of domestic companies such as exchange rate fluctuations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. In addition, issuers of foreign securities are generally subject to different accounting, financial reporting, auditing, and disclosure requirements compared to those in the U.S. Political or economic instability may also involve certain risks.
    Borrowing and Leverage: The fund may borrow up to one third of its total assets. This practice, known as "leverage" increases the Fund’s market exposure and its risk. When the Fund has borrowed money for leverage and its investments increase or decrease in value, it may exaggerate the effect of any increase or decrease on the Fund’s net asset value as opposed to if it had not borrowed money. Money borrowed will also be subject to interest and other costs which may include commitment fees and/or the cost of maintaining minimum average balances. These expenses will reduce the amount of any potential gains or increase any losses.
    The Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by a Fund of securities held by it and an agreement to repurchase the securities at an agree-upon price, date, and interest payment. Reverse repurchase agreements will increase a Fund’s overall investment exposure and may result in losses.
    Short Sales: A Fund may invest up to 25% of the Fund’s total assets through short sale transactions. Short selling involves borrowing securities from a broker or other institution when the Adviser anticipates a price of the security to decline. The Fund is obligated to replace these securities borrowed so it may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short will result in a loss to the fund.
    Options: The Fund may write, purchase and sell put and sell covered call options. An option is the right to buy or sell a security at predetermined price for a period of time. Options sometimes referred to as a type of derivative instruments. The Fund may not achieve the desired benefit of those instruments, or may realized losses and be in a worse position than if the instruments had not been used. Gains and losses realized from options depend on the manager’s ability to predict the direction of stock prices, interest rates and other economic. Options may be riskier than other types of investments, the Fund have limits on their use and up to 15% of its net assets, covered options writing (sell) are not subject to the 15% limitation.
    Warrants: The Fund may invest up to 10% of its assets in warrants. A warrant is an option to purchase, within a specified time period, a stated number of shares of common stock at a specified price. Warrants permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which these warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. The Fund may lose money if the price of the security declines or if the warrant expires before it is exercised.
  Sector Concentration: The Fund may from time to time to concentrate its investments in one single market segment like technology or medical sector. One sector like technology may include the following industries: computer; software; computer peripherals; data storage service; networking; semiconductors and telecommunication etc. Although the Investment Advisor currently believes that investments by the Fund in certain technology and medical sector may offer greater opportunities for growth of capital, such investment may also expose investor to greater than average financial and market risk. As a result of such concentration in certain sector, the value of such investments can also often does fluctuate dramatically.
    Portfolio Turnover: "portfolio turnover" is a change in stocks held by a Fund. Frequent purchases and sales of the Fund’s portfolio stocks involve some expense to the Fund and therefore, higher portfolio turnover activity can increase the Fund’s transaction costs and have a negative affect on its performance. The Fund does not have any limitations regarding portfolio turnover. The Fund may engage in short term trading if necessary to achieve its objective and may have portfolio turnover rates in excess of 100%, but will not exceed 200%. The portfolio turnover rate will vary from year to year depending on the market conditions and that can be found under " Financial Highlights."

  Financial Highlights

  The financial highlight information presented below is intended to help you understand the Fund’s financial performance for its past fiscal year, which ended on September 30, 1999. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate you would have earned (or lost) during the Fund’s first fiscal year, assuming you had reinvested all dividends and distributions. The information presented in this table has been audited by McCurdy & Associates CPA’s, Inc. The Fund’s financial statements and auditors’ report are included in the Fund’s Annual Report, a copy of which may be obtained without charge by contacting the Fund. The information presented below should be read in conjunction with the Fund’s Annual Report.

  UPRIGHT GROWTH FUND

January 21, 1999[4] to September 30, 1999
Selected Per-Share Data

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income	0.03
Net realized and unrealized gain (loss) on investments	0.05
Total from investment operations	0.08

Less Distributions

From net investment income	0.00
From net realized gain	0.00
Total distributions	0.00

Net asset value, end of period	$10.08

Total Return	0.8%[5]

Ratios and Supplemental Data

Net assets, end of period	$811,470

Ratio of expenses to average net assets
(before expense reimbursement)	5.47%

Ratio of expenses to average net assets
(after expense reimbursement)[6]	1.95%

Ratio of net investment income to average net assets
(before expense reimbursement)[6]	(3.05%)

Ratio of net investment income to average net assets
(after expense reimbursement)[6]	0.47%

Portfolio turnover rate	8.87%

  4Since Inception of Fund
  5Total returns do not include th one time slaes charge, total return is based on inception dat of January 21, 1999 thruogh September 30, 1999
  6Annulized

  THE FUND’S INVESTMENT ADVISER

  The Fund’s Adviser

  Upright Financial Corporation serves as investment adviser (the "Adviser") to the Fund and is responsible for selecting and managing the investments in the Fund's portfolio. The Adviser's office is located at 615 West Mount Pleasant Avenue, Livingston, New Jersey 07039. For its services, the Fund pays the Adviser a monthly fee at a rate equal to an annual fee of 1.5% of the Fund’s daily net assets.

  The Adviser also provides administrative services for the Fund, subject to the supervision and direction of the Board of Trustees of the Fund. These administrative services include furnishing certain internal executive and administrative services, providing office space, responding to shareholder inquiries, monitoring the financial, accounting and administrative transactions of the Fund, furnishing corporate secretarial services, which include assisting in the preparation of materials for meetings of the Board of Trustees, coordinating the preparation of annual and semi-annual reports, preparation of tax returns and generally assisting in monitoring compliance procedures for the Fund. For providing these services to the Fund, the Adviser receives a monthly fee calculated at an annual rate of 0.45% of the Fund's daily net assets for the first $50 million and 0.40% of the Fund’s daily net assets for over 50 million.

  The Fund’s Portfolio Managers

  A team of analysts and portfolio managers provides research and management for the Fund’s portfolio of securities. Members of the team meet regularly to discuss holdings, investment strategy, prospective investments and portfolio composition. The day-to-day investment operation of the Fund are managed by Mr. David Y.S. Chiueh, senior portfolio manager and President of the Adviser. Mr. Chiueh has been engaged in the securities business since 1990 and has managed the investment operations of the Fund since its inception in January 1999. He received his M.B.A. from the Rutgers- the State University of New Jersey.

  HOW TO BUY AND SELL SHARES

  Determination of Share Price

  Shares of the Fund are offered at each share’s public offering price ("POP"), which is a share’s net asset value ("NAV") plus the applicable sales charge. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding.

  The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern Standard time.

  Minimum Investment Amounts

  The minimum initial investment for non-qualified accounts is $2,000 and the minimum for additional purchases is $100.

  For information about investing in the Fund through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA"), Keogh Plan, a Simplified Employee Pension IRA ("SEP-IRA") or a profit sharing and money purchase plan, you should telephone the Fund, at 1-216-736-3500, or write to the Fund at:

  Upright Growth Fund
  C/o Mutual Shareholder Services
  1301 East Ninth Street, Suite 1005
  Cleveland, OH 44114

  You should consult your tax advisers about establishing a retirement plan investment.

  Opening and Adding to Your Account

  You can invest in the Fund by mail, wire transfer and through participating financial service professionals. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling 1-216-736-3500.

  Your purchase order, if accompanied by payment, will be processed upon receipt by Mutual Shareholder Services, the Fund’s Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day.

  Purchases by Mail

  To purchase shares by mail, a check made payable to the Upright Growth Fund should be sent along with the completed account application to the Fund. Checks should be drawn on an U.S. bank. Send your purchase order to:

  Upright Growth Fund
  C/o Mutual Shareholder Services
  1301 East Ninth Street, Suite 1005
  Cleveland, OH 44114

  Purchases by Wire

  To make initial or subsequent purchases by wire, contact the Fund’s transfer agent; Mutual Shareholder Services at 1-216-736-3500 to obtain an account number. Complete and sign the application form and mail it to the Fund at the above address. Instruct your bank to follow the following instructions when wiring your payment to the Fund:

  Wire to: Fifth Third Bank
  ABA Number# 42000314
  Account Number# 010033452950
  Credit: Upright Growth Fund 729-36895
  Shareholder Account Number__________________
  Shareholder Name __________________________.

  Purchases through Financial Services Organizations

  You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

  Automatic Purchase Plan

  You may purchase shares of the Fund through an Automatic Investment Plan ("Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. The minimum initial investment under the Plan is $1,000, with minimum subsequent investments of $100. For more information, call the Transfer Agent at 1-216-736-3500.

  Sales Charges

  Shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of shares of each Fund

Investment	As a % of offering price	Net amount invested
Up to $49,999	3%	3.09%
$50,000-99,999	2.5%	2.56%
$100,000-249,999	2.25%	2.30%
$250,000-499,999	1.75%	1.78%
$500,000-749,999	1.5%	1.52%
750,000-999,999	1.25%	1.27%
$1 million and up	0.75%	0.76%

  Sales Charge Waiver

  The following persons or entities may purchase shares of the Fund at net asset value without payment of any sales charge, (1) any investor purchasing shares upon the recommendation of a financial adviser to which the investor pays a fee for services relating to investment selection; (2) any employee or representative of Advisor, one of its affiliates or a broker-dealer with a selling group agreement with Advisor; (3) any trustee of the Trust; (4) any company exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer; (5) any investment advisory client of the Adviser who has, in writing, given investment discretion to Advisor, to the extent the investment is from the account managed by the Adviser or Advisor; and (6) registered investment companies.

  Rights of Accumulation

  You may qualify for a reduced sales charge if the aggregate value of shares previously purchased and the shares currently being purchased in the account are over a breakpoint. Investments may be combined to include those held by you, your spouse, and your children under age 21 or members of a qualified group. A "qualified group" is one that has a purpose other than buying Fund shares at a discount. To qualify for the reduced sales charge, at time of purchase, you must provide your representative with enough information to make a proper determination.

  Letter of Intent

  The Letter of Intent will allow you to qualify for the reduced sales charge immediately by promising to invest an amount qualifying for a certain breakpoint with 13 months from the date of the letter. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Call the Fund for details.

  Miscellaneous Purchase Information

  The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings and loan association or credit union. The Fund’s custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent before 5:00 p.m. Eastern time. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.

  Redeeming Your Shares

  By Mail

  You can arrange to take money out of your Fund account any time by selling some or all of your shares. You may redeem your shares by mailing or transmitting your request to:

  Upright Growth Fund
  C/o Mutual Shareholder Services
  1301 East Ninth Street, Suite1005
  Cleveland, OH 44114
  Facsimile: (216) 875-8992

  The redemption price you receive will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order".

  "Good order" means that your redemption request must include:

    Your account number.
    The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
    The signatures of all account owners exactly as they are registered on the account.
    Any required signature guarantees.
    Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

  Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

  Signature Guarantees --

  A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

    if you change the ownership on your account;
    when you want the redemption proceeds sent to a different address than is registered on the account;
    if the proceeds are to be made payable to someone other than the account's owner(s);
    any redemption transmitted by federal wire transfer to your bank; and
    if a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption.

  In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent.

  Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, "Signature Guarantee."

  Redemption at the Option of the Fund

  If the value of the shares in your account falls to less than $1500, the Fund may notify you that, unless your account is increased to $1500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1500 before any action is taken. This right of redemption shall not apply if the value of your account drops below $1500 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts.

  DIVIDENDS AND DISTRIBUTIONS

  Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

  The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

  Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

  TAX CONSIDERATIONS

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

  Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

  You will be advised annually of the source of distributions for federal income tax purposes.

  A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

  GENERAL INFORMATION

  The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

  In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the one or more appropriate indices.

  FOR MORE INFORMATION

  Additional information about the Fund is included in Statement of Additional Information ("SAI"), containing more details about investment policies and techniques. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market condition and strategies that significantly affected the Funds’ performance during its last fiscal year.

  To obtain a free copy of these documents or to make shareholder inquires about the Fund, please call at 1-973-533-1818.

  Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s web site at www.sec.gov.

  You can also obtain copies by visiting the SEC’s Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call 1-800-SEC-0330. Copies of documents may also be obtained by sending your request and the appropriate fee to the SEC’s Public Reference Section, Washington, DC 20549-6009

  - This prospectus is not an offer to sell securities in any place where it would be illegal to do so
  * The Fund’s 1940 Act File Number is 811-08723

  UPRIGHT GROWTH FUND

  STATEMENT OF ADDITIONAL INFORMATION
  February 1 , 2000

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated February 1, 2000, which may be obtained by writing the Fund at Upright Growth Fund c/o Mutual Shareholder Services, 1301 East Ninth St, Suite 1005, Cleveland, OH 44114 or calling the Fund at 1-216-736-3500. The Fund is a portfolio of Upright Investments Trust.

  TABLE OF CONTENTS PAGE

  Investment Policies and Limitations…………………………………………...…2
  Portfolio Transactions……………………………………………………………. 5
  Management of the Trust……………………………………………………...… 5
  Investment Management and Administration…………………………………. 6
  Performance……………………………………………………………………...… 7
  Taxes and Distributions……………………………………………………….….. 8
  Description of the Trust…………………………………………………….…….. 9

  Investment Adviser and Administrator
  Upright Financial Corporation
  615 West Mt. Pleasant Avenue
  Livingston, NJ 07039

  Custodian
  Fifth Third Bank Corporation
  38 Fountain Square Plaza
  Cincinnati, Ohio 45263

  Transfer Agent
  Mutual Shareholder Services
  1301 East Ninth Street, Suite 1005
  Cleveland, OH 44114

  Independent Accountants
  McCurdy & Associates CPA’s, Inc.
  27955 Clemens Road
  Westlake, OH 44145

  Underwriter
  Maxus Securities Corp.,
  1301 East Ninth Street, Suite 3600
  Cleveland, OH 44114

  INVESTMENT POLICIES AND LIMITATIONS

  The following policies and limitations supplement those set forth in the Prospectus.

  Fundamental Policies. The Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The other investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by a vote of a majority of the Trustees of the Fund. The following are the fund's fundamental investment limitations set forth in their entirety. The Fund may not:

  (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% or the outstanding voting securities of that issuer;

  (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

  (3) borrow in amounts exceeding 33 1/3% of its total assets at the time of borrowing;

  (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

  (5) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

  (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

  (7) purchase or sell commodities or commodities futures contracts; and

  (8) lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately place and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than 33 1/3% of the value of its total net assets to then be subject to such loans.

  Non-Fundamental Policies. The following are non-fundamental investment limitations and therefore, may be changed by the Board of Trustees, without a shareholder vote.

  The Fund may not:

  (9) Invest more than 10% of its total assets in warrants to purchase common stock, provided that warrants acquired in units or attached;

  (10) Invest in companies for the purpose of exercising control or management;

  (11) Invest more than 15% of its net assets illiquid securities;

  (12) Invest in oil, gas or other mineral exploration or development programs or leases;

  (13) Purchase the securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

  (14) Invest more than 25% of its net assets in foreign securities which are not traded on U.S. exchanges;

  (15) Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceeds 15% of its net assets (less the amount by which any such positions are in-the-money), covered options writing (sell) are not subject to this 15% limitation; and

  (16) Make short sales of securities in an aggregate amount greater than 25% of net assets. The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 3% of the securities of any class of the issuer. Short sales "against the box" where the Fund sells short a security it already owns or owns at least an equal amount of such securities, is not subject to this 25% limitation.

  American Depository Receipts. ("ADR's") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuers home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with investing directly in foreign securities. ADRs are not subject to the 25% limitation on purchases of foreign securities.

  Firm Commitment Agreements. The Fund may enter into firm commitment agreements ("when-issued" purchases) for the purchase of securities at an agreed upon price on a specified future date. The Fund will not enter into such agreements for the purpose of investment leverage.

  Liability for the purchase price and all the rights and risks of ownership of the securities accrue to the Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. Government Securities, cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

  Option Transactions. The Fund may invest in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

  The principal reason for the Fund to write a put would be to earn the premium income. The put option writer has the potential to gain a profit as long as the price of the underlying security remains above the exercise price, however, in return for receipt of the premium, the Fund has assumed the obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

  The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

  Sector Concentration. The Fund may from time to time concentrate its investments in one single market segment like technology or medical sector. The Fund has adopted a fundamental investment restriction, which prohibits the Fund from investing more than 25% of its total assets, in securities of companies in any one industry. The technology sector may include the various industry, such as computer; software; semiconductor, telecommunication; networking; internet; data storage service and computer peripherals. Although the Investment Advisor currently believes that investment by the Fund in certain technology and medical, biotechnology sector may offer greater opportunities for growth of capital, such investments may also expose investors to greater than average financial and market risk. The Fund may be more suspectable to adverse economic, political, regulatory or market developments affecting a sign sector, this will increase Fund’s risk and will make the Fund more volatile.

  Foreign Securities. The Fund may invest in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, and foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

  Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

  Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

  PORTFOLIO TRANSACTIONS

  The amended Advisory Agreement " Advisory Agreement " between the Fund and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers and dealers, seek the best overall terms available. In this regard, the Adviser will seek the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying brokerage commissions, the Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the brokerage and research services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations, assistance with the placement of sales for the Fund and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's staff. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services.

  The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee paid to the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Fund places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. In addition, the Adviser may use such research in servicing its other fiduciary accounts and not all services received may be used by the Adviser in connection with its services to the Fund. However, the Fund may also benefit from research services received by the Adviser in connection with transactions effected on behalf of other fiduciary accounts.

  On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary accounts, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Adviser deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

  The Fund paid brokerage commissions of $787 during the fiscal year ended September 30, 1999.

  MANAGEMENT OF THE FUND

  The Trustees and Officers of the Fund, their current business addresses and principal occupations during the last five years are set forth below. Trustees that have an asterisk before their name are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended.

Name and address	Positions held with Trust	Age and Principal Occupation(s) During Past Five Years
*David Y.S. Chiueh 615 West Mt. Pleasant Avenue Livingston, New Jersey 07039	Trustee and President	Age 41. Founded Upright Financial Corporation in 1990 and serves as Chief Executive Officer. Prior to this service, he served as a financial planner. Mr. Chiueh received a Masters Degree in Business Administration from the Rutgers University in 1988. He is a Certified Financial Planner and has been a registered investment adviser since 1990
*Chaur Nan Yeh 615 West Mt. Pleasant Avenue Livingston, New Jersey 07039	Trustee and Vice President	Age 51. Mr. Yeh serves a research analyst with Upright Financial Corporation. He is Vice President of the FMY Services, Inc., an engineering consulting firm, since 1987. He received a Masters Degree in Engineering from New York University in 1975.
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817	Trustee	Age 57. Mr. Wu is the president of Kam Kuo Food Corporation in New Jersey. He has served as president since 1996. Prior to that position, Mr. Wu served as Vice President for the Kam Man Food Inc. in New York since 1972. Mr. Wu graduated from the School of Commerce in Hong Kong in 1963.
Bing B. Chen Great China Chartering Agency 271 North Livingston Ave Livingston, NJ 07039	Trustee	Age 42. Mr. Chen serves as president of the Great China Chartering & Agency Corp., a shipping brokerage firm. Prior to December, 1997, Mr. Chen served as vice-president of Great China Chartering & Agency Corp. Mr. Chen received his masters degree of science from the State University of New York at Maritime College.

  The Fund does not pay any direct remuneration to any Trustee who is an "interested person" of the Fund, or any officer employed by the Adviser or its affiliates. It is anticipated that the Trustees of the Fund who not "interested persons" of the Fund will receive compensation in the amount of $100.00 per meeting attended.

  The following table sets forth information estimating the compensation of each current Trustee of the Fund for his or her services.

Trustees	Aggregate compensation from the Fund	Pension or Retirement Benefits	Estimated Annual Benefits Upon Retirement From the Fund	Total Compensation From the Fund
David Chiueh	0	0	0	0
Chaur Nan Yeh	0	0	0	0
Wellman Wu	400.00	0	0	400.00
Bing B. Chen	400.00	0	0	400.00

  INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

  Upright Financial Corporation serves as the Fund's investment adviser and as the Fund's Administrator. In addition to the services described in the Fund's prospectus, the Adviser and/or the Administrator will compensate all personnel, Officers and Trustees of the Fund if such persons are employees of the Adviser or its affiliates.

  For the services and facilities provided to the Fund by the Adviser, the Fund pays the Adviser a monthly fee based upon the daily net assets of such Fund for such calendar month equal to 1.5% on assets of the Fund. For the administrative services provided to the Fund, the Fund pays a monthly fee equal to .45% of the Fund's net assets.

  The Board of Trustees of the Fund (including a majority of the Trustees who are not "interested persons" of the Fund) approved the Advisory Agreement on March 22,1998 and the amended Advisory Agreement on September 8,1998.and November 18,1998 The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by the Board of Trustees of the Fund, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned. The Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

  The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity.

  Mr. David Chiueh owns 100% stock of the Adviser, Upright Financial Corporation.

  Distributor . The Maxus Securities Corp. serves as the principal underwriter for the Fund’s shares

  PRINCIPAL SECURITY HOLDERS
  As of October 29, 1999, the following persons owned of record 5% or more of the shares of the Funds:
Name & Address	Shares	percentage
David Y.S. Chiueh & Yong Jen Chiueh 615 West Mt. Pleasant Ave. Livingston, NJ 07039	10,000.00	12.31%
Chih Ching Hsu Profit Sharing Plan 42-31 Colden Street Flushing, NY 11355	7,804.648	9.61%
Michael Kuo 2300 West Doublegate Drive Albany, GA 31707	7,692.814	9.47%
Lily M. Luh P.O.Box 1737 Murry Hill New York, NY10156	7,069.713	8.7%
Ching Yuan Wu Profit Sharing Plan 2 Heather Drive East Hanover, NJ 07936	5,112.474	6.29%
HVP Company LTD. 7 Mott Street New York, NY 10013	4,793.864	5.9%

  PERFORMANCE INFORMATION

  Total Return. The Fund may advertise performance in terms of average annual total return for 1, 5 and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

  P(1 + Tn) = ERV

  Where: P = a hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

  ERV = ending redeemable value of a hypothetical $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

  In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the change in value of an investment over a specified period. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

  Distribution Rate. The Fund may quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

  Because a distribution can include such premiums and capital gains, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

  Comparative Performance. The Fund's performance may be compared to that of other similar mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), which monitors mutual fund performance. The Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals.

  TAXES AND DISTRIBUTIONS

  Each investor should consult a tax advisor regarding the effect of federal, state and local taxes on an investment in the Fund.

  Taxation of the Fund. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities; (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

  If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

  Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if paid by the Fund during the following January.

  Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholders cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will nevertheless be taxable to them.

  A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives a distribution taxable as long-term capital gain and redeems shares which he has not held for more than six months, any loss on the redemption (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain previously recognized.

  Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

  Capital Gain Distributions. Long-term capital gains earned by the Fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

  DESCRIPTION OF THE TRUST

  Organization. Upright Growth Fund is a portfolio of Upright Investments Trust, an open-end management investment company organized as a Delaware business trust on March 4, 1998. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

  Voting Rights. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the Trust for any purpose related to the Trust including for the purpose of voting on the removal of one or more Trustees.

  Year 2000. The Fund believes that the year 2000 issue will not pose significant operational problems for the Fund. Also the Fund believes that the year 2000 issue will not have a material adverse effect on the Fund’s future financial condition, liquidity or results of operations during 1999 and in the future.

  Auditor. McCurdy & Associates CPA’s , Inc., 27955 Clemens Road, Westlake, Ohio serves as the Trust's independent accountant. The independent accountant examines financial statements for the Fund and provides other audit, tax and related services.

  Financial Statements. The Fund's financial statements and independent auditors report to be included in the Statement of Additional Information are incorporated herein by reference to the Trust 's Annual report to shareholders for the fiscal year ended September 30,1999. The Trust will provide the annual report without charge at written or telephone request.

  Upright Investment Trust

  Part C. OTHER INFORMATION

  Item 23. EXHIBITS

  (a) Declaration of Trust*

  (b) Bylaws*

  (c) Incorporated by reference to Declaration of Trust and Bylaws*

  (d) Advisory Agreement with Upright Financial Corp.*

  (e) Underwriting Agreement with Maxus Securities Corp.*

  (f) Inapplicable

  (g) Custody Servicing Agreement.*

  (h.1) Transfer, Dividend Disbursing, and Shareholder Service agreement.*

  (h.2) Fund Administration Servicing Agreement.

  (h.3) Accounting Servicing Agreement.

  (i) Opinion and Consent of Counsel relating to Issuance of Shares*

  (j) Consent of Independent Public Accountants

  (k) Inapplicable

  (l) Agreement Relating to Initial Capital*

  (m) Inapplicable

  (n) Financial Data Schedules

  (o) Inapplicable

  * Incorporated by reference to Registration Statement on Form N-1A.

  Item 24. Persons Controlled by or Under Common Control with Registrant.

  The Registrant does not directly or indirectly control any person.

  Upright Financial Corporation, the Registrant's investment adviser (the"Adviser") is wholly owned by David Y.S. Chiueh.

  Item 25. Indemnification.

  Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.

  Section 8.2 of the Declaration of Trust filed herein provides forindemnification of the Registrant's trustees and officers under certain circumstances. Insofar as indemnification for liability arising under the Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Item 26. Business and Other Connections of Investment Adviser

  All of the information required by this item is set forth in the Form ADV, as amended, of Upright Financial Corporation (File No. 801-38340). The following sections of Form ADV are incorporated herein by reference:

  (a) Items 1 and 2 of Part II
  (b) Section 6, Business Background, of each Schedule D.

  Item 27. Principal Underwriter

  (a) The Maxus Securities Corp. the principal underwriter of the Registrant, currently acts as a principal underwriter for the following investment companies: Maxus Income Fund; Maxus Equity Fund; Maxus Laureate Fund; Maxus Ohio Heartland Fund; Maxus Aggressive Value Fund; and Jhaveri Fund.

  (b)

Name:	Positions and Offices with Underwriter:	Positions and Offices with Registrant:
Richard A. Barone 1301 East Ninth Street, Suite 3600 Cleveland, Ohio 44114	President	None
Robert W. Curtin 1301 East Ninth Street, Suite 3600 Cleveland, Ohio 44114	Vice President and Secretary	None
Robert F. Pincus 1301 East Ninth Street, Suite 3600 Cleveland, Ohio 44114	Vice President	None

  (c) Maxus Securities Corp. No compensation of any kind received from Registrant in the past year.

  Item 28. Location of Accounts and Records

  Accounts, books and other documents required to be maintained by

  Section 31(a) of the Investment Company Act of 1940 and the Rules

  promulgated thereunder will be maintained by the (a) Upright Financial Corp. serves as the principal holder of records for the Registrant. The Declaration of Trust, by-laws, minute books and procedural information of the Registrant are in the physical possession of Upright Financial Corp. 615 West Mt. Pleasant Avenue, Livingston, NJ 07039.

  (b)All books and records required to be maintained by the custodian

  (c)All books and record required to be maintained by the transfer agent are held at:

  Mutual Shareholder Services
  1301 East Ninth Street, 36th Floor
  Cleveland, OH 44114

  Item 29. Management Services Not Discussed in Parts A and B.

  Inapplicable

  Item 30. Undertakings.

  Registrant undertakes to call a meeting of shareholders, if requested to do so by the holders ofat least 10% of the Registrant's outstanding shares,for the purpose of voting upon the question of removal of a director or directors. Registrant also undertakes to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Livingston and the State of New Jersey on the 17th of December, 1999.

  Upright Investments
  Trust Upright Growth Fund

  By: /s/ David Y.S. Chiueh
  David Y.S. Chiueh
  President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Date
/s/ David Y.S. Chiueh	December 17, 1999
Trustee and President of the Fund

/s/ Chaur Nan Yeh	December 17, 1999
Trustee and Vice President of the Fund

/s/ Wellman Wu	December 17, 1999
Trustee of the Fund

/s/ Bing B. Chen	December 17, 1999
Trustee of the Fund

  EXHIBIT INDEX

  Exhibit

  Number Document Title

  1. Amended Administration And Fund Accounting Agreement

  2. Financial Data Schedules

  3. Consent of Accountant

  ADMINISTRATION AND FUND ACCOUNTING AGREEMENT

  THIS ADMINISTRATION AGREEMENT is made and entered into this 28th day of November , 1999 by and between Upright Investments Trust, a Delaware business trust (the "Fund"), and Upright Financial Corporation, a New Jersey company (the "Administrator")

  WHEREAS, the Fund is registered as an open-end, diversified investment company under the Investment Company Act 1940 (the "1940 Act"); and

  WHEREAS, the Fund wishes to retain the Administrator to render supervisory; corporate administrative and fund accounting services to the Fund in the manner and on the terms hereinafter set forth;

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound, the Fund and the Administrator agree as follows:

  1. Appointment. The Fund hereby appoints the Administrator to provide administrative services, subject to the direction of the Board of Trustees and the officers of the Fund, in connection with the management of the Fund’s operations for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees perform all services of administrator. The Administrator shall for all purposes herein be deemed to he an independent contractor and, except as expressly provided or authorized (whether herein or otherwise), shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  2. Duties of the Administrator. The Administrator, at its expense, shall supply the Board of Trustees and officers of the Fund with all statistical information and reports reasonably required by it and reasonably available to the Administrator and furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. In addition, the Administrator agrees to provide the following fund accounting services to the Fund: (1) Calculate daily net assets value and communicate such value to the fund and its transfer agent; maintain all general ledger accounts and related subledgers; maintain historical tax lots for each security. (2) Prepare and monitor the expense accruals and cause all appropriate expense to be paid on proper authorization from the Fund; calculate capital gains and dividend distributions subject to review and approval by the Fund and its independent accounts, in accordance with Subchapter M of the Internal Revenue Code. (3) Prepare financial statements for the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the 1940 Act and filing of those reports with SEC on Form N-SAR. (4) Provide other accounting services as may be agreed upon from time to time in writing by the Fund and the Accounting Services Agent.

  The Administrator shall maintain and preserve all books and records with respect to the Fund’s securities and transactions in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Administrator agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Administrator further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule31a-1 under the 1940 Act.

  3. Expenses of the Fund.

    Expense Payable by the Fund. The Fund should be responsible for effecting sale and expenses attributable to its operations, including, without limitation, custodian fees; legal; auditing; federal and state registration fees; federal, state and local taxes; non-affiliated directors’ fees; interest on its bank loans; brokerage commissions; insurance; and non-recurring expense.
    Expense Payable by the Administrator. The Administrator assume and shall pay for maintaining its staff and personal, and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations under this agreement. In addition, without limitation: organization costs, cost of printing proxies, prospectuses, accounting and pricing costs (including the daily calculation of net asset value), shareholders reports and notices; cost of supplies and postage; and administrative and clerical services.

  4. Compensation. As compensation for the services rendered, the facilities furnished and the expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s daily net assets for the first $50 million of daily net assets and 0.40% of the Fund's daily net assets for daily net assets over $50 million, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund’s Prospectus and Statement of Additional Information.

  5. Fee Reduce and Reimbursements. If the expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which shares are registered or qualified for sale to the public, the Administrator will reduced pro rata (but not below zero) to the extent required by such expense limitation. The Administrator will bear its pro rata share of any such fee reduction based on the percentage that the Administrator’s fee bears to the total administrative and advisory fees paid by the Fund to the Administrator and to the investment adviser of the Fund, for the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate portion of said fee reduction based on the number of days that the Agreement is in effect during such month and year, respectively.

  6. Activities of the Administrator. The services of the Administrator to the Trust hereunder are not to be deemed exclusive, and the Administrator and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and to Section 10(a) of the Federal Investment Company Act of 1940, it is understood that trustees, officers, agents and shareholder of the Trust are or may be interested in the Administrator or its affiliates as directors, are or may be interested in the Trust as trustees, officers, agents, shareholder or otherwise, that the Administrator or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, the By-Laws and the Act.

  7. Limitation of Liability of the Administrator. The administrator assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be responsible for any action of the Board of Trustees of the Fund. The Administrator shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

  8. Duration and termination. This Agreement will remain in effect for two years from the date of its execution and from year to year thereafter so long as specifically approved annually, (1) by vote of a majority of the trustees of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and (2) either by vote of the holders of a majority of the outstanding voting securities of the Fund or by a majority vote of the Fund’s Board of Trustees.

  This Agreement shall terminate automatically in the event of its assignment by the Advisor and shall not be assignable by the Fund without the consent of the Advisor. This Agreement may also be terminated at any time, without the payment of penalty, by the Fund or by the Advisor on sixty (60) days’ written notice addressed to the other party at its principal place of business.

  9. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by (i) the Board of Trustees of the Fund, or by a vote of the holders or a majority of the outstanding voting securities of the Fund, and (ii) a majority of those trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  10. Delegation of Authority. Administrator may from time to time in its sole discretion delegate some or all of its duties hereunder to any affiliate(s) or other entity, which shall perform such functions as the agent of Administrator. To the extent of such delegation, the term "Administrator" in this Agreement shall be deemed to refer to both Administrator and such affiliate(s) or other entity or any of them, as the context may indicate; provided that the assignment and delegation of any of Administrator duties under this section shall not relieve Administrator of any of its responsibilities or liabilities under this Agreement.

  11. Name of Company. The Fund may use the name "Upright" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Advisor. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use any name derived from Upright Financial Corp., or any successor.

  12. Definitions. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person, " and "assignment "shall have the same meanings as such terms have in the 1940 Act.

  13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties’ hereto and there respective successors.

  14. Miscellaneous. The captions in this Agreement are included for convenience of reference only an din no way define or delimit nay of the provisions hereof or otherwise affect their construction to effect.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be

  Duly executed as of the day and year first above written.

Attest:	Upright Growth Fund
/s/ Chaur Nan Yeh	BY /s/ David Y.S. Chiueh
Vice President of the Fund	President
Attest:	Upright Financial Corporation

/s/ Chaur Nan Yeh	BY /s/ David Y.S. Chiueh
Vice President of the Fund	President